UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 8, 2006

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11802 Ridge Parkway, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

(720) 558-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – Results of Operations and Financial Condition

On August 8, 2006, McDATA Corporation (“McDATA”) issued a pre-earnings release press release, a copy of which is furnished as Exhibit 99.1.

The information in this Item 2.02 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of McDATA under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of McDATA, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 7.01 – Regulation FD Disclosure

The information set forth under Item 2.02 of this Report on Form 8-K is hereby incorporated in this Item 7.01 by reference.

ITEM 9.01 – Financial Statements and Exhibits

(d	)	Exhibits

99.1		August 8, 2006 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA CORPORATION

By:	/S/ THOMAS O. MCGIMPSEY Thomas O. McGimpsey Executive Vice President and Chief Legal Officer

Dated: August 8, 2006